RBC FUNDS TRUST

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay High Yield Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 6, 2022 to the prospectus (the “Prospectus”) and statement of additional information (the “SAI”) dated January 28, 2022, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

In July 2022, RBC Global Asset Management announced that it will be consolidating the operations of BlueBay Asset Management LLP (“BlueBay LLP”), the investment sub-adviser to the Funds, with its UK-based asset management affiliate RBC Global Asset Management (UK) Limited (“RBC GAM UK”). It is proposed that BlueBay LLP will transfer the majority of its asset management business to RBC GAM UK. The consolidation is expected to be completed on or around April 1, 2023, subject to regulatory approval.

Prior to that date, the Board of Trustees of RBC Funds Trust will consider the approval of a new investment sub-advisory agreement between the Funds and RBC GAM UK (the “New Agreement”). Shareholder approval is not required for the New Agreement. The New Agreement will not involve an increase in the fees payable by, or reductions in services rendered to, any of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE